UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   July 30, 2004

                         Community Capital Bancshares, Inc.
(Exact name of registrant as specified in charter)

Georgia	000-25345	58-2413468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2815 Meredyth Drive, Albany, GA	31707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (229) 446-2265

  (Former name or former address, if changed since last report)

Item 12.    Results of Operations and Financial Condition.

                  On July 30, 2004, Community Capital Bancshares, Inc. (the “Company”) issued a press release regarding its financial results for the quarter ended June 30, 2004.  The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

                  The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY CAPITAL BANCSHARES, INC.
Dated: August 2, 2004
By: /s/ David J. Baranko Name: David J. Baranko Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.           Description

      99.1                 Press Release of Community Capital Bancshares, Inc., dated July 30, 2004.